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                                                                    EXHIBIT 10.8

COMPASS BANK                                                        COMPASS BANK
[LOGO]                                                             P.O. BOX 2006
                                                           DOTHAN, ALABAMA 36302
                                                                    334-712-7030

March 27, 2001

Mr. Richard Bailey
Boyd Bros. Transportation, Inc.
3275 Highway 30
Clayton, AL 36016

RE: CREDIT AND SECURITY AGREEMENT BETWEEN COMPASS BANK ("BANK") AND BOYD BROS. TRANSPORTATION, INC. ("BORROWER") DATED APRIL 11, 2000

Dear Richard:

As of December 31, 2000, Boyd Bros. Transportation, Inc. was in violation of
Section 6.01 and Section 6.05 of the above referenced Credit and Security Agreement (as amended, the "Agreement"). The Borrower has requested and Bank has agreed to waive the defaults under the Loan Agreement existing as of December 31, 2000 solely by virtue of the violations of Section 6.01 and
Section 6.05 of the Agreement, as outlined above. This one-time limited waiver is effective only in the specific instance and for the purpose for which given and nothing contained or provided herein shall be construed as granting a waiver of any default as specifically set forth herein or as allowing Borrower to violate or fail to perform fully (i) Section 6.01 and Section 6.05 of Agreement after December 31, 2000 or (ii) any other provisions of the Loan Documents at any time.

Further, Compass Bank agrees to modify the covenants of these two section as follows:

         Cash Flows-To-Current Maturities of Long-Term Debt
         This covenant references in Section 6.01 of the above-referenced Agreement will be modified from 1.2:1.0 to 1.1:1.0. This modified covenant will be tested at June 30, 2001. On July 1, 2001, the covenant will return to 1.2:1.0 as defined in the Agreement.

         Debt-to-Tangible Net Worth
         This covenant referenced in Section 6.05 of the above-referenced Agreement will be modified from 2.75:1.00 to 2.8:1.0. This modified covenant will be tested at June 30, 2001. Only July 1, 2001, the covenant will return to 2.75:1.00 as defined in the Agreement.

         Tangible Net Worth is defined as the Borrower's Net Worth less any intangible assets, receivables from shareholders or related entities.

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If the terms of this letter are acceptable to you, please execute this letter below and return the original hereof to the Bank.

Sincerely,

/s/ Jim Tate
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Jim Tate
Vice President

ACKNOWLEDGED AND AGREED;

BOYD BROS. TRANSPORTATION, INC.

By:  [signature illegible]
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Its: CFO
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